UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		December 22, 1999

POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)

District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)

1900 Pennsylvania Avenue, N. W., Washington, D. C. (Address of principal executive offices)		20068 (Zip Code)

Registrant's telephone number, including area code		(202) 872-3526

(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                            Pepco
                                                                                                                                      Form 8-K

Item 5.      Other Events.

            Exhibits 99.1 and 99.2 attached hereto are hereby incorporated by reference.

Item 7.     Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Exhibit	Reference

99.1	News Release of Potomac Electric Power Company dated December 22, 1999.	Filed herewith.

99.2	News Release of Potomac Electric Power Company dated December 30, 1999.	Filed herewith.

Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Potomac Electric Power Company (Registrant)

By Dennis R. Wraase Executive Vice President and Chief Financial Officer

January 3, 2000
      DATE